Flow-Through Share Liability	6 Months Ended
Dec. 31, 2024
Flow-through Share Liability
Flow-Through Share Liability

12.	Flow-Through Share Liability

Flow-through share liability includes the liability portion of the flow-through shares issued. The flow-through common shares issued in the Offering (defined hereafter) completed on September 21, 2023 were issued at a premium to the market price in recognition of the tax benefits accruing to subscribers. The flow-through premium was calculated to be $3,637,149 and was derecognized through income as eligible expenditures were incurred.

During the six months ended December 31, 2024, the Company incurred eligible expenditures of $4,273,151, satisfying $2,016,543 of such premium (For the period from September 21, 2023, to December 31, 2023, the Company incurred eligible expenditures of $1,278,481, satisfying $603,328 of such premium).

As of December 31, 2024, the Company had not fully spent the required amount, resulting in potential tax penalties and investor compensation obligations. As a result, the Company has recorded a provision of $800,000 for estimated Part XII.6 tax payable to the Canada Revenue Agency and for potential investor compensation related to tax benefit adjustments. These amounts are recorded under accounts payable and accrued liabilities on the statements of financial position. The actual amounts may differ from estimates based on future interpretations of tax regulations and discussions with affected investors. The Company continues to assess its obligations and will adjust the provision as necessary based on the final determination of unspent amounts and related liabilities.

As at December 31, 2024, the flow-through share liability is carried at a balance of $nil (June 30, 2024 - $2,477,517).